UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2016

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4

Registrant's telephone number, including area code: (604) 602-1675

_______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement Item 3.02 Unregistered Sales of Equity Securities

On April 15, 2016, the Company issued to Docherty Management, wholly owned company by the President of the Company 210,000 common shares of the Company at $0.10 per share to Docherty Management and an accrued cash compensation for taxes of $4,000 pursuant to the terms of the consulting agreement signed on March 26, 2015.

The Company on June 11, 2014 had adopted the 2014 Stock Option Plan. Based on this original Stock Option Plan, on April 15, 2015, the Company has granted 300,000 stock options to Mr. John Docherty. The exercise price of the stock options is $0.11, vesting immediately, expiring on April 15, 2021.

On April 15, 2016, Lexaria closed a private placement by issuing 750,000 units at a price of US$0.08 per unit for gross proceeds of US$60,000. Each Unit consists of one common share of the Company and one Share purchase warrant (“Warrant”). Each Full Warrant will be exercisable into one further Share (a “Warrant Share”) at a price of US$0.15 per Warrant Share for a period of eighteen (18) months following closing.

A cash finders’ fee for $700 was paid to Haywood Securities.; and 8,750 broker warrants with an exercise price of $0.15 for a period of eighteen months were issued to Haywood Securities.

Proceeds of the private placement will be used for development, deployment and marketing of cannabidiol and G&A.

The Company issued the units to two (two) non-US persons in an off-shore transaction pursuant to the exemption from registration provided for under Regulation S, promulgated under the United States Securities Act of 1933, as amended. Each of the subscribers represented that they were not a “US person” as such term is defined in Regulation S. The Company issued the units to one (1) US persons pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act 1933, as amended. Each of the subscribers represented that they were an “accredited investor” as such term is defined in Regulation D

The securities referred to herein will not be and have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing the private placement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

TEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

10.1	Form of Subscription Agreement (1) for Private Placement closed on April 15, 2016

10.2	Form of Warrant Agreements (1) dated April 15, 2016

10.3	Form of Broker Warrant Agreement (1) dated April 15, 2016

10.4	Form of Stock Option Agreement

99.1	Press Release dated April 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2016

Lexaria Corp.

(Signature)	By: “/s/ Chris Bunka”
Chris Bunka
CEO